UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2006

1-800 CONTACTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23633	87-0571643
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

66 E. Wadsworth Park Drive, Draper, UT		84020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (801) 316-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

                On May 16, 2006, 1-800 CONTACTS, INC. (the “Company”) entered into a Stock Contribution Agreement (the “Agreement”) with Jonathan C. Coon, the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors. Under the terms of the Agreement, Mr. Coon agrees to contribute to the Company up to 100,000 shares of common stock upon the occurrence of certain events, and upon the terms and conditions, as described in the Agreement. A copy of the Agreement is attached to this Report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit

10.1	Stock Contribution Agreement between the Company and Jonathan C. Coon, dated May 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800 CONTACTS, INC.

Date: May 16, 2006	By:	/s/ Robert G. Hunter
	Name:	Robert G. Hunter
	Title:	Chief Financial Officer